POWER OF ATTORNEY


     The undersigned director(s) of Portland General Corporation hereby appoint(s) Alvin Alexanderson, Joseph M. Hirko and Joseph E. Feltz, and each of them generally, as the attorney-in-fact, in any and all capacities stated herein, to execute on behalf of the undersigned and to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Portland General Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1996.


Dated:  JANUARY 28, 1997
        Carefree, Arizona



 /S/ GWYNETH GAMBLE BOOTH                /S/ KEN L. HARRISON
Gwyneth Gamble Booth                     Ken L. Harrison

___________________________              /S/ JERRY E. HUDSON
Peter J. Brix                            Jerry E. Hudson

 /S/ CAROLYN S. CHAMBERS                 /S/ JEROME J. MEYER
Carolyn S. Chambers                      Jerome J. Meyer

 /S/ JOHN W. CREIGHTON, JR.              /S/ RANDOLPH L. MILLER
John W. Creighton, Jr.                   Randolph L. Miller

 /S/ RICHARD GEARY                       /S/ BRUCE G. WILLISON
Richard Geary                            Bruce G. Willison

                             POWER OF ATTORNEY


     The undersigned director(s) of Portland General Electric Company hereby appoint(s) Alvin Alexanderson, Joseph M. Hirko and Joseph E. Feltz, and each of them generally, as the attorney-in-fact, in any and all capacities stated herein, to execute on behalf of the undersigned and to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Portland General Electric Company Annual Report on Form 10-K for the fiscal year ended December 31, 1996.


Dated: JANUARY 28, 1997
       Carefree, Arizona


 /S/ GWYNETH GAMBLE BOOTH                  /S/  KEN  L.  HARRISON
Gwyneth Gamble Booth                       Ken L. Harrison

____________________________                /S/ JERRY E. HUDSON
Peter J. Brix                              Jerry E. Hudson

 /S/  CAROLYN  S. CHAMBERS                 /S/  JEROME  J.  MEYER
Carolyn S. Chambers                        Jerome J. Meyer

 /S/ JOHN W. CREIGHTON,  JR.               /S/  RANDOLPH L. MILLER
John W. Creighton, Jr.                     Randolph L. Miller

 /S/ RICHARD GEARY                         /S/ BRUCE G. WILLISON
Richard Geary                              Bruce G. Willison